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RE:  COMPUTER PRODUCTS, INC. $33,383,000 9-1/2% CONVERTIBLE SUBORDINATED
     DEBENTURES DUE MAY 15, 1997

CUSIP Number:     205300 AA 4*

Redemption Date:  May 5, 1995

Notice Date:      April 5, 1995

CONVERSION DATE:  APRIL 24, 1995

Dear Holder:

NOTICE IS HEREBY GIVEN THAT, pursuant to Sections 3.03 and 3.04 of that certain Indenture (the "Indenture"), dated as of May 15, 1987, as supplemented, by and between Computer Products, Inc. (the "Company") and LaSalle National Bank (the "Trustee") relating to the above-referenced debentures (the "Debentures") and Paragraphs 5 and 6 of the Debentures, all outstanding Debentures will be redeemed by the Company on May 5, 1995 (the "Redemption Date") for a payment amount equal to 101% of the principal amounts thereof, plus all accrued and unpaid interest thereon to the Redemption Date.

Accordingly, unless you determine to convert any Debentures that you hold in accordance with the procedures discussed below, it is mandatory that you surrender all of your Debentures to the Trustee, as Paying Agent, in connection with the redemption by no later than the Redemption Date, at the following address:

          LaSalle National Bank, as Paying Agent
          Corporate Trust Operations, Room 360
          135 South LaSalle Street
          Chicago, IL 60603

WE RECOMMEND THAT YOU FORWARD YOUR DEBENTURE(S) BY REGISTERED, INSURED MAIL.

Upon receipt of your Debenture(s), we, on behalf of the Company, will remit to you on or after the Redemption Date the redemption payment for your Debenture(s), plus all accrued and unpaid interest thereon. Interest on the Debentures shall cease to accrue on and after the Redemption Date.

IMPORTANT:     Federal income tax law requires that a redeeming institution withhold 31% of the redemption payment to certain holders unless it is provided with a Social Security Number or Federal Employee
               Identification Number, properly certified. Compliance with this requirement may be fulfilled by submitting a Form W-9 which can be obtained at a bank or other financial institution.

Pursuant to Section 10.01 of the Indenture and Paragraph 7 of the Debentures, holders of Debentures may convert such Debentures at any time before the close of business on the ninth (9th) business day prior to the Redemption Date, i.e. 5:00 p.m., local time, on April 24, 1995 (the "Conversion Date") at the Chicago, Illinois office of the Trustee, unless the Company shall default in its payment of amounts due upon redemption. Debentures not converted at the close of business on the Conversion Date will be redeemed at the redemption price. A holder who wishes to convert his/its Debenture(s) must satisfy the requirements set forth in Paragraph 7 of the Debentures. Specifically, a holder must (1) complete and execute the Conversion Notice attached to his/its Debenture(s), (2) surrender the Debenture(s) to the Trustee, as Conversion Agent, on or prior to the Conversion Date, (3) furnish appropriate endorsements or transfer documents and (4) pay any required transfer or similar taxes.

The conversion price for the Debentures is $4.625 per share of Company common stock (the "Common Stock"). No adjustment or payment will be made for interest accrued on Debentures surrendered for conversion or for dividends or distributions on Common Stock delivered upon conversion. The Company will deliver a check for the market value of any fractional share(s) of Company Common Stock. As promptly as practicable after the surrender of Debentures for conversion, the Company will issue and deliver at the office of the Conversion Agent to the Debentureholder, or on such holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debentures. Holders of Debentures are entitled to convert fewer than all of the Debentures they hold, provided that any conversions are for principal amounts of Debentures in integral multiples of $1,000, in accordance with the terms of the Indenture.

IF YOU DESIRE TO CONVERT YOUR DEBENTURES, THEY SHOULD BE SURRENDERED AND FORWARDED BY REGISTERED, INSURED MAIL, TO:

          LaSalle National Bank, as Conversion Agent
          Corporate Trust Operations, Room 360
          135 South LaSalle Street
          Chicago, IL 60603

Debentures surrendered for conversion must be received no later than the Conversion Date.


ALTERNATIVES AVAILABLE TO HOLDERS OF THE DEBENTURES:

Holders of Debentures have the following alternatives which should be carefully considered:

1. CONVERT THE DEBENTURES INTO COMMON STOCK. Until 5:00 p.m., local time in Chicago, Illinois, on April 24, 1995, the Debentures are convertible at the option of the holder. The conversion price is $4.625 per share, a rate of 216 shares of Common Stock for each $1,000 principal amount of Debentures (plus $1.00 in cash for the resulting fractional share). The closing sale price of the Common Stock, as reported in The NASDAQ National Market System, on April 4, 1995 was $4.8125. On the basis of such last reported sale price, 216 shares of the Company's Common Stock had a value equivalent
     to $1,039.50.   However, such value may vary as a result of subsequent
     changes in the market value of the Common Stock. No payment or adjustment will be made upon conversion for interest accrued on the Debentures surrendered for conversion or for dividends or distributions on Common Stock delivered upon such conversion.

     SO LONG AS THE MARKET PRICE OF THE COMMON STOCK IS MORE THAN $4.88 PER SHARE, HOLDERS OF THE DEBENTURES WOULD RECEIVE, UPON CONVERSION, SHARES OF COMMON STOCK HAVING A MARKET VALUE GREATER THAN THE AMOUNT OF CASH THAT WOULD BE RECEIVED UPON REDEMPTION OF THE DEBENTURES. HOLDERS OF DEBENTURES ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE COMPANY'S COMMON STOCK. THE CONVERSION RIGHT EXPIRES AT 5:00 P.M., LOCAL TIME IN CHICAGO, ILLINOIS, ON APRIL 24, 1995.

2. REDEMPTION OF DEBENTURES. Any Debentures that have not been converted into Common Stock on or prior to 5:00 p.m., local time in Chicago, Illinois, on April 24, 1995, will be redeemed on the Redemption Date. Upon Redemption, a holder will receive $1,054.86 per $1,000 principal amount of Debentures (consisting of a redemption amount of $1,010 per $1,000 principal amount plus accrued and unpaid interest thereon from November 15, 1994 to the Redemption Date of $44.86). On the Redemption Date, interest will cease to accrue and holders of Debentures will not have any rights as such holders, other than the right to receive $1,054.86 per $1,000 principal amount of Debentures, without further interest, upon surrender of their Debentures.

3. SALE OF DEBENTURES. Sales of Debentures may be made through open market transactions, and if Debentures are acquired in advance of April 24, 1995, buyers thereof may convert Debentures into Common Stock in the manner described above. After 5:00 p.m., local time in Chicago, Illinois, on April 24, 1995, no holder of Debentures will be entitled to convert his/its Debentures into Common Stock. This may have an adverse impact on the market for Debentures. Holders of Debentures who wish to make sales should consult with their own brokers concerning if and when their Debentures should be sold. The Debentures are listed on The NASDAQ National Market System.

No transfer of Debentures will be registered by the Trustee after the date of this Notice. Payments upon redemption and/or issuance of Common Stock upon conversion will be made to registered holders, unless directed otherwise by such holders upon surrender of Debentures.

In accordance with the provisions of the Indenture, the Trustee is providing this Notice in the name and on behalf of the Company.


If you have any questions concerning this Notice, please feel free to contact us at (312) 904-2226.


LASALLE NATIONAL BANK,
as Indentured Trustee


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*    The CUSIP Number is included solely for the convenience of the
     Debentureholders. The Trustee shall not be responsible for the selection or use of the CUSIP Number, nor is any representation made as to its correctness on the Debentures or as indicated in this Notice.